Exhibit 99.1

Unaudited Pro Forma Financial Information

The pro forma adjustments in the accompanying Unaudited Pro Forma Consolidated Balance Sheet have been prepared as if the transaction was completed on September 30, 2011. The pro forma adjustments in the accompanying Unaudited Pro Forma Consolidated Statements of Operations have been prepared as if the transaction was completed on January 1, 2010.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. You should read the information set forth below together with SHUSA’s Form 10-K for the year ended December 31, 2010, filed on March 10, 2011, and Form 10-Q for the nine months ended September 30, 2011, which was filed on November 14, 2011.

The adjustments presented in the unaudited Pro Forma consolidated financial statements are based on currently available information and certain estimates and assumptions.  Therefore, actual results may differ from the pro forma adjustments.  However, management believes that the estimates and assumptions used provide a reasonable basis for presenting the significant effects of the transaction.  Management also believes the pro forma adjustments give appropriate effect to the estimates and assumptions and are applied in conformity with U.S. generally accepted accounting principles.

Santander Holdings USA, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2011
(in thousands)

	SHUSA Historical	Deconsolidation of SCUSA (a)	Unaudited Pro Forma Adjustments		Unaudited Pro Forma Balance Sheet

ASSETS

Cash and amounts due from depository institutions	$3,184,550	$(16,348)	$(10,000)	(f)	$3,158,202
Investment securities:
Available-for-sale	13,834,050	(216,586)	‒		13,617,464
Other investments	524,899	‒	‒		524,899
Loans held for investment	65,626,619	(14,794,865)	‒		50,831,754
Allowance for loan losses	(2,185,302)	1,033,742	‒		(1,151,560)

Net loans held for investment	63,441,317	(13,761,123)	‒		49,680,194

Loans held for sale	141,096	‒	‒		141,096
Premises and equipment, net	657,742	(22,336)	‒		635,406
Investment in subsidiary	‒	1,451,938	(1,451,938)	(a)	‒
Equity in unconsolidated affiliate	‒	‒	2,557,871	(b)(c)	2,557,871
Accrued interest receivable	365,999	(165,039)			200,960
Goodwill	4,124,351	(692,870)	‒		3,431,481
Core deposit intangibles and other intangibles	160,103	(49,467)	‒		110,636
Bank owned life insurance	1,550,216	‒	‒		1,550,216
Restricted cash	487,179	(450,502)	‒		36,677
Other assets	3,331,689	(148,368)	(409,195)	(d)	2,774,126

TOTAL ASSETS	$91,803,191	$(14,070,701)	$686,738		$78,419,228

LIABILITIES
Deposits and other customer accounts	$47,363,568	$ ‒	$ ‒		$47,363,568
Borrowings and other debt obligations	30,191,424	(13,859,934)	‒		16,331,490
Advance payments by borrowers for taxes and insurance	137,493	‒	‒		137,493
Other liabilities	2,004,066	(172,133)	‒		1,831,933

TOTAL LIABILITIES	79,696,551	(14,032,067)	‒		65,664,484

EQUITY
Preferred stock	195,445	‒	‒		195,445
Common stock	11,118,007	‒	11,000	(f)	11,129,007
Warrants	285,435	‒	‒		285,435
Accumulated other comprehensive loss	(140,847)	‒	‒		(140,847)
Retained earnings/(deficit)	609,966	‒	675,738	(e)	1,285,704

TOTAL STOCKHOLDER’S EQUITY	12,068,006	‒	686,738		12,754,744

Noncontrolling interest	38,634	(38,634)	‒		‒

TOTAL EQUITY	12,106,640	(38,634)	686,738		12,754,744

TOTAL LIABILITIES AND EQUITY	$91,803,191	$(14,070,701)	$686,738		$78,419,228

Santander Holdings USA, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2011
(in thousands)
	SHUSA Historical	Deconsolidation of SCUSA (a)	Unaudited Pro Forma Adjustments (i)		Unaudited Pro Forma Statement of Operations
INTEREST INCOME

Interest on loans	$3,576,430	$(1,885,414)	$ ‒		$1,691,016
Interest-earning deposits	5,051	(271)	‒		4,780
Investment securities:
Available-for-sale	316,528	(10,973)	‒		305,555
Other investments	114	‒	‒		114

TOTAL INTEREST INCOME	3,898,123	(1,896,658)	‒		2,001,465

INTEREST EXPENSE:
Deposits and customer accounts	187,837	‒	‒		187,837
Borrowings and other debt obligations	823,564	(273,372)	‒		550,192

TOTAL INTEREST EXPENSE	1,011,401	(273,372)	‒		738,029

NET INTEREST INCOME	2,886,722	(1,623,286)	‒		1,263,436
Provision for credit losses	949,629	(508,516)	‒		441,113

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	1,937,093	(1,114,770)	‒		822,323

OTHER INCOME:
Consumer banking fees	498,181	(259,153)	‒		239,028
Commercial banking fees	130,195	‒	‒		130,195
Mortgage banking income, net	(13,714)	‒	‒		(13,714)
Capital markets revenue, net	18,723	115	‒		18,838
Bank owned life insurance	42,858	‒	‒		42,858
Miscellaneous income	595	8,031	‒		8,626

TOTAL FEES AND OTHER INCOME	676,838	(251,007)	‒		425,831

Total other-than-temporary impairment (“OTTI”) losses	(38,446)	‒	‒		(38,446)
Portion of OTTI recognized in other comprehensive income before taxes	38,121	‒	‒		38,121
OTTI recognized in earnings	(325)	‒	‒		(325)

Gains on the sale of investment securities	124,192	‒	‒		124,192
Net gain on investment securities recognized in earnings	123,867	‒	‒		123,867

TOTAL OTHER INCOME	800,705	(251,007)	‒		549,698

GENERAL AND ADMINISTRATIVE EXPENSES:
Compensation and benefits	599,358	(158,801)	‒		440,557
Occupancy and equipment expenses	254,497	(27,608)	‒		226,889
Technology expense	91,938	(15,244)	‒		76,694
Outside services	104,049	(47,435)	‒		56,614
Marketing expense	26,739	(5,090)	‒		21,649
Loan expense	165,951	(111,000)	‒		54,951
Other administrative expenses	117,500	(28,302)	‒		89,198

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	1,360,032	(393,480)	‒		966,552

OTHER EXPENSES:
Amortization of intangibles	43,041	(3,244)	‒		39,797
Deposit insurance premiums	66,279	‒	‒		66,279
Equity method investments	9,444	‒	(629,884)	(g)	(620,440)
Loss on debt extinguishment	29,712	‒	‒		29,712

TOTAL OTHER EXPENSES	148,476	(3,244)	(629,884)		(484,652)

INCOME BEFORE INCOME TAXES	1,229,290	(969,053)	629,884		890,121
Income tax provision/(benefit)	426,840	(350,823)	217,320	(h)	293,337

NET INCOME INCLUDING NONCONTROLLING INTEREST	802,450	(618,230)	412,564		596,784

Less:
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	52,550	(52,550)	‒		‒
NET INCOME ATTRIBUTABLE TO SHUSA	$749,900	$(565,680)	$412,564		$596,784

Santander Holdings USA, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2010
(in thousands)

	SHUSA Historical	Deconsolidation of SCUSA (a)	Unaudited Pro Forma Adjustments (i)		Unaudited Pro Forma Statement of Operations
INTEREST INCOME

Interest on loans	$4,313,793	$(2,054,148)	$ ‒		$2,259,645
Interest-earning deposits	3,320	(335)	‒		2,985
Investment securities:
Available-for-sale	466,141	(16,897)	‒		449,244
Other investments	1,235	‒	‒		1,235

TOTAL INTEREST INCOME	4,784,489	(2,071,380)	‒		2,713,109

INTEREST EXPENSE:
Deposits and customer accounts	228,633	‒	‒		228,633
Borrowings and other debt obligations	1,157,217	(315,941)	‒		841,276

TOTAL INTEREST EXPENSE	1,385,850	(315,941)	‒		1,069,909

NET INTEREST INCOME	3,398,639	(1,755,439)	‒		1,643,200
Provision for credit losses	1,627,026	(888,225)	‒		738,801

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	1,771,613	(867,214)	‒		904,399

OTHER INCOME:
Consumer banking fees	531,337	(219,411)	‒		311,926
Commercial banking fees	180,295	(119)	‒		180,176
Mortgage banking income, net	47,955	‒	‒		47,955
Capital markets revenue, net	7,972	‒	‒		7,972
Bank owned life insurance	54,112	‒	‒		54,112
Miscellaneous income	7,242	3,039	‒		10,281

TOTAL FEES AND OTHER INCOME	828,913	(216,491)	‒		612,422

Total other-than-temporary impairment losses	(58,526)	‒	‒		(58,526)
Portion of loss recognized in other comprehensive income before taxes	53,763	‒	‒		53,763
Gains on the sale of investment securities	205,319	‒	‒		205,319
Net gain on investment securities recognized in earnings	200,556	‒	‒		200,556

TOTAL OTHER INCOME	1,029,469	(216,491)	‒		812,978

GENERAL AND ADMINISTRATIVE EXPENSES:
Compensation and benefits	707,593	(150,913)	‒		556,680
Occupancy and equipment expenses	312,295	(32,849)	‒		279,446
Technology expense	112,058	(15,777)	‒		96,281
Outside services	123,958	(49,983)	‒		73,975
Marketing expense	37,177	(2,177)	‒		35,000
Other administrative expenses	280,019	(111,008)	‒		169,011

TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	1,573,100	(362,707)	‒		1,210,393

OTHER EXPENSES:
Amortization of intangibles	63,401	(4,943)	‒		58,458
Deposit insurance premiums	93,225	‒	‒		93,225
Equity method investments	26,613	‒	(465,435)	(g)	(438,822)
Loss on debt extinguishment	25,758	‒	‒		25,758

TOTAL OTHER EXPENSES	208,997	(4,943)	(465,435)		(261,381)

INCOME BEFORE INCOME TAXES	1,018,985	(716,055)	465,435		768,366
Income tax provision/(benefit)	(40,390)	(277,944)	162,902	(h)	(155,432)

NET INCOME INCLUDING NONCONTROLLING INTEREST	1,059,375	(438,111)	302,533		923,798

Less:
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	37,239	(37,239)	‒		‒
NET INCOME ATTRIBUTABLE TO SHUSA	$1,022,136	$(400,872)	$302,533		$923,798

Notes to the unaudited pro forma consolidated balance sheet as of September 30, 2011, unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010.

(a)
Reflects the deconsolidation of SCUSA, net of eliminations, assumed to be on September 30, 2011 for the pro forma balance sheet (which represents SHUSA's most recently-filed 10-Q) and on January 1, 2010 for the pro forma income statement (which represents the beginning of the most recently completed fiscal year in SHUSA's most recently filed Form 10-K).

(b)	Reflects the elimination of the carrying value of the investment in SCUSA.
(c)	Represents the fair value of the 65% ownership interest in SCUSA based on an approximate fair value of $4.0 billion.
(d)	Represents the tax effect of the gain on the deconsolidation of SCUSA.
(e)	Represents the after-tax gain on the deconsolidation of SCUSA calculated as the pre-tax gain of approximately $1.1 billion less the tax effect of $409.2 million.
(f)	Represents transaction expenses of $10.0 million and $11.0 million, paid by SHUSA and Banco Santander S.A., respectively.
(g)	Represents the equity method investment income calculated as 65% of SCUSA’s income before taxes.
(h)	Represents the tax effect of the equity method investment income.
(i)	The pro-forma consolidated statement of operations do not reflect the non-recurring pre-tax gain upon the deconsolidation of SCUSA.